Exhibit (C)(2)

Project Prism: Preliminary Valuation Analysis January 2026

Contents 1. Market Backdrop and Trading Performance 2. Review of Company Financials & Forecasts 3. Preliminary Valuation Perspectives 4. Appendix

Market Backdrop and Trading Performance

$0 $2 $4 $6 $8 $10 $12 $14 Jul-18 Aug-19 Sep-20 Oct-21 Oct-22 Nov-23 Dec-24 Jan-26 Sources: Company Information, FactSet. Market data as of 1/28/2026. 1. Displaying broker consensus NTM / LTM revenue, NTM gross profit margins and NTM Adj. EBITDA margins as of the last day of the quarter. 2. Net leverage based on LTM reported adjusted EBITDA, excluding any pro forma adjustments for acquisitions, and reported balance sheet data as of each quarter end, debt including preferred stock and minority interest. Prism Share Price Performance Share Price Performance Since De-SPAC (Share Price, USD$) 6/23/25 $40mm share buybacks announced 3/17/22 Reports FY21 earnings Price Impact: 5.5% $5.86 3/23/23 Reports FY22 earnings Price Impact: 1.8% 3/12/24 Reports FY23 earnings Price Impact: 0.0% 2/27/25 Retirement of Co- Founder John V. Priore and appt of Clayton Main to BoD 1/15/25 Announced secondary offering of common stock at $7.75 / share 11/9/25 Tom Priore take- private bid Price Impact: 11.4% Bid Range $6.00 – $6.15 CY20 CY21 CY22 CY23 CY24 CY25 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 NTM Rev Growth(1) 30% 19% 21% 21% 19% 23% 20% 14% 11% 12% 12% 15% 12% 14% 12% 12% 10% 11% 10% 11% NTM Gross Margin(1) 34% 36% 36% 38% 39% 35% 35% 35% 36% 35% 35% 36% 38% 38% 38% 38% 38% 38% 39% 39% NTM Adj. EBITDA Margin(1) 18% 20% 21% 22% 23% 22% 23% 24% 23% 22% 22% 21% 23% 23% 23% 23% 24% 23% 23% 24% NTM Rule of 40 47% 39% 42% 43% 42% 45% 42% 38% 34% 34% 34% 36% 35% 37% 36% 35% 34% 34% 34% 35% Net Leverage(2) 5.3x 5.1x 5.9x 10.4x 8.6x 7.7x 6.8x 6.5x 6.2x 5.7x 5.6x 5.4x 5.3x 5.1x 4.9x 4.6x 4.4x 4.3x 4.2x 4.5x ADTV (in thousands) 110 80 34 113 43 37 73 41 36 28 25 20 21 31 52 64 221 699 510 486 PRTH Delta Unaffected $4.87 - Current $5.86 20% Pre Q3 Earnings $6.94 43% YTD Avg $5.78 19% 6-Month Avg $6.62 36% LTM Avg $6.48 33% Since De-SPAC Avg $5.53 14% 52-Week Low $4.44 (9%) 52-Week High $12.47 156% 11/21/24 Announced completed redemption of remaining ~$113mm of preferred stock 1 3/8/21 Announced acquisition of Finxera 9/7/22 Announced Tim O'Leary as CFO 5/24/23 Announced acquisition of Plastiq 8/19/25 Announced acquisition of Boom Commerce 10/2/25 Announced acquisition of Dealer Merchant Services (DMS) 3/31/21 Reports FY20 earnings Price Impact: 14.3% 3/30/20 Reports FY19 earnings Price Impact: 2.6% 9/1/20 Announced divestiture of RentPayment business 14% 19% 10% 20% 12% 13% 4% 2% 6% <$4.00 $3 - 3.99 $4 - 4.99 $5 - 5.99 $6 - 7.99 $7 - 7.99 $8 - 8.99 $9 - 9.99 >$10.00 % of Trading Days at Share Price Range 3/6/25 Reports FY24 earnings Price Impact: (14.6%) 11/6/25 Reports FY25 Q3 earnings Price Impact: (30.1%)

Indexed Share Price Performance Since De-SPAC 0% 50% 100% 150% 200% Jul-18 May-19 Mar-20 Jan-21 Nov-21 Sep-22 Jul-23 May-24 Mar-25 Jan-26 Prism Trading Comps (36%) (46%) (1) Performance Since Bid (Unaffected as of 11/7/2025) Prism 20% Trading Comps (0%) Performance Up Until Unaffected Price on 11/7/2025 Since IPO 3-Yr 2-Yr 1-Yr YTD Prism (55%) (1%) 37% (27%) (59%) Trading Comps (24%) (22%) (11%) (31%) (35%) Prism Relative Share Price Performance vs. Trading Comps Source: FactSet. Market data as of 1/28/2026. 1. Trading Comps include BILL, CPAY, DLX, FISV, FLYW, GPN, PAYO, PSFE, PYPL, RPAY, FOUR, and WEX. Early 2020 Downward performance trend due to sharp contraction in global consumer spending with COVID-19 2 Early 2025 Prism fully redeemed the outstanding preferred stock and held a secondary offering which simplified the balance sheet, lowered leverage, and increased liquidity Late 2020 Prism benefited from its high e-commerce mix due to COVID behavioral shifts and meaningful reduction in leverage from the RentPayment divestiture

Sources: Company Information, FactSet, Company Forecasts per Company Management. Market data as of 1/28/2026. Multiples greater than 50.0x considered NM. 1. Prism 2025E revenue and EBITDA pro forma include full-year contribution of Boom, DMS, and Sila Money acquisitions. 2. Trading Comps include BILL, CPAY, DLX, FISV, FLYW, GPN, PAYO, PSFE, PYPL, RPAY, FOUR, and WEX. 3. Current net leverage based on 2025E PF Adj. EBITDA and Company Capitalization per Company Management. 4. Reflects the median EV/NTM EBITDA multiple of 58 names in Barclays' Payments Index. Evolution of Valuation Multiples Over Last 5 Years 0.0x 10.0x 20.0x 30.0x Jan-21 Oct-21 Jul-22 Mar-23 Dec-23 Aug-24 May-25 Jan-26 Prism Trading Comps Paytech Index 5.6x (2) EV / NTM EBITDA Last 5 Years 2021 2022 2023 2024 2025 LTM 5 Year Prism Avg. 8.3x 7.5x 6.3x 5.9x 6.2x 6.1x 6.8x 10th Percentile 7.0x 6.6x 5.8x 5.4x 5.6x 5.6x 5.6x 25th Percentile 7.4x 6.9x 6.0x 5.5x 5.9x 5.7x 5.9x 75th Percentile 9.3x 8.1x 6.5x 6.2x 6.4x 6.2x 7.4x 90th Percentile 9.8x 8.6x 6.8x 6.7x 7.1x 6.7x 8.6x Trading Comps Median(2) 15.6x 10.8x 8.8x 9.3x 8.3x 7.9x 10.4x Paytech Index Median(4) 15.6x 11.5x 10.3x 11.6x 10.9x 10.6x 11.9x Avg. Delta to Trading Comps(2) (7.3x) (3.3x) (2.5x) (3.4x) (2.1x) (1.9x) (3.6x) 6.9x Control investment averaging ~64% ownership since De-SPAC limiting free float Control Business Current net leverage of 4.1x, average over last 5 years of 5.8x(3) High Leverage Currently only five research analysts cover, as low as one analyst in 2022 Sellside Interest Merchant Solutions focused on partner-led distribution Reliance on Partners 7.7x (4) Revenue and EBITDA(1) below median of trading comps(2), by ~56% and ~70% respectively Scale CFTPay's business driven by consumer debt resolution, includes inherent regulatory and reputational risks Higher Risk Business 3 Trading CY26E Comps EV/EBITDA Prism (Mgmt) 6.1x Prism (Cons) 6.0x Deluxe 6.0x Fiserv 7.2x Global Payments 5.1x Paysafe 5.9x Repay 4.8x Shift4 8.4x Bill.com 14.1x Corpay 10.3x Flywire 9.5x Payoneer 6.9x Paypal 6.6x WEX 8.3x

$220 $220 $223 $223 $228 $226 $224 $228 $225 $230 $230 $228 $228 $224 $965 $965 $970 $950 $970 $971 $970 $976 $954 $1,000 $1,000 $990 $965 $954 CY2025E Guidance Over Time Revenue Adj. EBITDA Consensus ($ in millions) ($ in millions) 1.1% 1.2% 1.3% ∆ to Midpoint (1.9%) Q4 '24A Q1 '25A Q3 '25A Q2 '25A Internal Proj. / Latest Cons. Market Reaction (14.6%) (8.9%) 9.6% (30.1%) Company Forecasts Guidance Prism CY2025E Guidance Over Time Sources: FactSet, Broker Research, Company Filings, Company Forecasts per Company Management. Market data as of 1/28/2026. Note: Company Forecasts as of 1/23/2026. 4 (1.1%) (0.3%) 0.4% (1.2%) 0.0% Q4 '24A Q1 '25A Q3 '25A Q2 '25A Internal Proj. / Latest Cons. (0.0%) (30.1%) 9.6% (8.9%) (14.6%) (Company Forecasts) (Company Forecasts) Approved 2025 Budget as of March 2025: $978 11.2% Growth Approved 2025 Budget as of March 2025: $225 (8.5% Growth)

Prism Management Commentary on '25 and '26 Guidance 5 Q2'2025 Earnings Call Q3'2025 Earnings Call CY2026 Preliminary Commentary "We are narrowing our original full year revenue guidance to a range of $970 million to $990 million, which compares to the prior guidance of $965 million to $1 billion." "As Tom noted earlier, we expect to see an acceleration of growth in the second half of the year. That acceleration is due to the timing of our sales pipeline with the impact of year-over-year comparatives and moderating headwinds in specialized acquiring and the attrition from historical residual purchases which were 4% to 5% drags against strong growth in core operating performance in SMB during the first half of the year." "However,growth moderated to 2% in our Merchant Solutions segment as same-store sales decelerated in multiple areas. Constructively, merchant attrition remained stable, leading us to conclude that macroeconomic factors influencing spending are affecting performance and will likely persist through the remainder of the year. The results is that revenue growth we had projected of 10% to 12.5% for the full year is expected to come in at the lower end of our range at 8% to 10%." "As expected, those headwinds moderated in Q3 compared to the first half of the year but will continue into Q4. Lower growth in the core portfolio compared to first half of the year was largely attributable to a pullback in consumer spend within a few industry verticals, including restaurants, construction and wholesale trade." "We will continue to evaluate opportunities to acquire strategic assets that provide Priority with higher-margin vertically focused sales channels, but debt reduction on both the dollar basis and the leverage ratio are focus areas for 2026." Sources: Company Information, Broker Research, FactSet. "We will provide more details related to our 2026 outlook during our fourth quarter earnings call, but preliminary expectations are for high single-digit revenue growth with adjusted gross margins expanding by 75 to 100 basis points or more." $1,080 $429 $1,030 $415 Revenue Gross Profit Revenue Gross Profit Impact on 2026E Consensus Estimates Pre-Q3 Results Post-Q3 Results 11% 40% 8% 40% Growth / Margin 39% 39% 2025E GP Cons. +94 bps 2025E GP Cons. +115 bps

Review of Company Financials & Forecasts

Prism Business Segments Overview Sources: Company Information, Company Forecasts per Company Management. 1. Adj. EBITDA % of total and % margin exclude corporate & IT allocations. 2. LTM through Oct 2025. 3. LTM through Nov 2025. 4. YTD through Sep 2025. Merchant Solutions Treasury Solutions Payables Financials(1) (CY26E) Customer Concentration Top 3 Resellers account for 35% of Merchant Solutions Sales Volume(2) Top 3 Resellers account for 33% of Merchant Solutions Revenue(2) Top 2 Subscribers account for 81% of CFTPay Billed Clients(3) Top 2 Subscribers make up 80% of CFTPay New Enrollments(3) Top 4 Plastiq Pay Customers account for 22% of Plastiq Pay Volume(4) Top 4 Plastiq Accept Customers account for 31% of Plastiq Pay Volume(4) Key Product Offerings • Provides technology-enabled payment acceptance and business management capabilities to merchants, enterprises, and distribution partners • MX Suite enables merchants to identify key consumer trends, deploy e-commerce or retail POS solutions, and handle ACH payments • Provides SMB reselling partners with automated tools for merchant on-boarding, underwriting and risk management, client service, and commission processing • Delivers API-based solutions leveraging Prism's payments engine, automated payables, and account ledgering • Enables software partners and platforms to embed payments and treasury functions for collecting, storing, lending, and sending funds • CFTPay supports at risk U.S. consumer debt resolution through a third-party administration ("TPA") platform • Provides leading AP automation solutions for corporations, software partners, and major FIs (e.g., Citibank, Mastercard) • Establishes a seamless buyer-to-supplier payment bridge, integrating with payment instruction files to enable all payment types (virtual/purchase cards, ACH+, discounting, wires, checks) Prior Acquisitions (Date, EV) ($ in millions) 6 (Oct '25, $75mm) (Aug '25, $101mm) (Jan '25) (Mar '21, $425mm) (May '23, $51mm) 38% 58% 4% Adj. EBITDA % of Total Adj. EBITDA % of Total Adj. EBITDA % of Total Revenue $691 % Growth / % PF Growth 7% 5% Adj. EBITDA $127 % Margin 18% Float Rev. Contribution $2 / 0.3% Revenue $242 % Growth % PF Growth 12% 12% Adj. EBITDA $196 % Margin 81% Float Rev. Contribution $46 / 19.2% Revenue $111 % Growth 10% Adj. EBITDA $15 % Margin 13% Float Rev. Contribution $6 / 5.1% Δ from '23 –'27: (13%) Δ from '23 –'27: +9% Δ from '23 –'27: +3%

Preliminary 2026 Budget Comparison ($ in millions) Company Forecasts Company Forecasts PF Budget (01.20.26) Company Forecasts Wall Street Consensus Delta 2025 PF 2025(1) 2026 Q1'26 Q2'26 Q3'26 Q4'26 2026 Q1'26 Q2'26 Q3'26 Q4'26 2026 Q1'26 Q2'26 Q3'26 Q4'26 2026 Total Revenue $954 $970 $1,034 $250 $255 $261 $268 $1,034 $242 $258 $262 $267 $1,030 $7 ($3) ($0) $1 $5 YoY Growth % 8% 8% 8% 8% 50 bps YoY PF Growth % (1) 7% 7% 6% 50 bps Total Cost of Revenue 580 574 614 149 151 155 159 614 145 154 156 158 615 4 (3) (1) 1 (1) Gross Profit $374 $396 $420 $101 $104 $106 $110 $420 $98 $103 $105 $109 $415 $3 $0 $1 $1 $6 Margin 39% 41% 41% 40% 41% 41% 41% 41% 40% 40% 40% 41% 40% 13 bps 59 bps 36 bps 2 bps 36 bps Total Operating Expense 230 260 64 65 65 67 260 61 62 63 64 250 3 3 2 2 11 Operating Income $144 $161 $37 $39 $41 $43 $160 $37 $41 $43 $45 $165 $0 ($2) ($2) ($2) ($5) Margin 15% 16% 15% 15% 16% 16% 15% 15% 16% 16% 17% 16% (40 bps) (74 bps) (60 bps) (73 bps) (56 bps) Adjusted EBITDA $224 $238 $245 $58 $60 $62 $64 $245 $58 $63 $64 $66 $251 ($0) ($3) ($2) ($2) ($5) Margin 24% 25% 24% 23% 24% 24% 24% 24% 24% 24% 25% 25% 24% (86 bps) (76 bps) (74 bps) (78 bps) (63 bps) Net Income $59 $60 $13 $15 $17 $19 $65 $12 $15 $16 $17 $63 $1 $0 $1 $2 $2 Margin 6% 6% 5% 6% 7% 7% 6% 5% 6% 6% 6% 6% 30 bps 15 bps 55 bps 70 bps 17 bps Financial Summary – 2026 Budget vs Consensus Sources: Company Forecasts per Company Management, Broker Research, FactSet. Market data as of 1/28/2026. Note: 2026 budget figures as of 1/20/2026. Company Forecasts as of 1/23/2026. 1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. 7

$954 $1,034 $880 $1,116 $1,183 $1,245 $1,305 $954 $1,030 $1,126 $970 $1,034 CY'24A CY'25E CY'26E CY'27E CY'28E CY'29E CY'30E CY'25E CY'26E CY'27E $224 $245 $204 $267 $282 $294 $305 $224 $251 $283 $238 $245 CY'24A CY'25E CY'26E CY'27E CY'28E CY'29E CY'30E CY'25E CY'26E CY'27E Revenue ($ in millions) Adjusted EBITDA % Growth: % Margin: 4.8% 24% 23% 24% 7.8% 6.1% 24% 24% 24% Company Forecasts Wall Street Consensus 8.6% CAGR ('25E – '27E): 25% 7.9% 9.3% 8.4% 8.4% 12.4% CAGR ('25E – '27E): 8.5% 23% 5.2% 24% Comparison of Company Forecasts and Consensus Sources: FactSet, Company Information, Company Forecasts per Company Management. Market Data as of 1/28/2026. Note: 2026 budget figures as of 1/20/2026. Company Forecasts as of 1/23/2026. 1. 2025E Pro Forma financials adjusted to include full- year contribution of Boom, DMS, and Sila Money acquisitions. 2026E budget figure $4mm / 0.5% above consensus 2026E budget figure ($6mm) / (2.2%) below consensus 16.4% 24% 12.4% 8.1% 7.4% 6.5% 15.5% 9.1% CAGR ('23A – '25E): CAGR ('25E – '27E): CAGR ('25E – '28E): CAGR ('25E – '30E): 7.9% 6.3% 0.0% 0.5% (0.9%) 0.0% (2.2%) (5.8%) Company Mgmt. Δ vs: Company Mgmt. Δ vs: 2025E pro forma(1) % PF Growth: 6.7% 7.2% CAGR (PF '25E – '27E): CAGR (PF '25E – '28E): CAGR (PF '25E – '30E): 6.9% 6.1% 6.0% CAGR (PF '25E – '27E): CAGR (PF '25E – '28E): CAGR (PF '25E – '30E): 5.8% 5.1% 2025E pro forma(1) CAGR ('23A – '25E): CAGR ('25E – '27E): CAGR ('25E – '28E): CAGR ('25E – '30E): 8

Preliminary Financial Summary ($ in millions) CAGR CAGR 2023A 2024A 2025E PF 2025E 2026E 2027E 2028E 2029E 2030E '23A - '26E '26E - '30E Total Revenue $756 $880 $954 $970 $1,034 $1,116 $1,183 $1,245 $1,305 11% 6% % Growth 14% 16% 8% 8% 8% 6% 5% 5% % PF Growth (1) 7% Total COGS (480) (552) (580) (574) (614) (659) (701) (740) (778) 9% 6% % of Revenue 64% 63% 61% 59% 59% 59% 59% 59% 60% Total Non-GAAP Gross Profit $275 $328 $374 $396 $420 $456 $482 $506 $528 15% 6% Gross Margin % 36% 37% 39% 41% 41% 41% 41% 41% 40% Total OpEx ($125) ($137) ($169) ($187) ($203) ($217) ($229) ($240) 14% 6% % of Revenue 17% 16% 18% 18% 18% 18% 18% 18% Adj. EBITDA (Unburdened w/ SBC) $168 $204 $224 $238 $245 $267 $282 $294 $305 13% 6% Adj. EBITDA Margin % 22% 23% 24% 25% 24% 24% 24% 24% 23% Depreciation & Amortization (68) (58) (61) (73) (66) (57) (54) (51) % of Revenue 9% 7% 6% 7% 6% 5% 4% 4% Stock-Based Compensation (7) (6) (10) (8) (10) (12) (12) (12) Other Adjustments (10) (14) (14) - - - - - EBIT $83 $126 $140 $164 $191 $213 $228 $242 25% 10% Margin % 11% 14% 15% 16% 17% 18% 18% 19% Memo Items Other Income / Expense (2) 7 5 (4) (4) (5) (5) (5) 25% 10% Operating Income 82 133 144 160 187 208 223 237 Additions to Property, Equipment & Software (21) (22) (25) (23) (25) (26) (28) (28) Acquisitions of Assets & Other Investing Activities (7) (10) (77) - - - - - Total CapEx (28) (32) (101) (23) (25) (26) (28) (28) % of Revenue 4% 4% 11% 2% 2% 2% 2% 2% Change in NWC 15 (16) (6) (3) (2) (1) (1) (1) % of Chg in Revenue 17% (13%) (8%) (4%) (2%) (2%) (2%) (2%) Deposit Balance 865 1,078 1,526 1,869 2,082 2,294 2,503 2,710 % Growth 25% 42% 22% 11% 10% 9% 8% Float Income 33 52 58 54 59 66 72 78 % Total EBITDA 20% 26% 26% 22% 22% 23% 24% 26% % Growth 57% 10% (6%) 9% 11% 9% 9% Company Forecasts Financial Summary Sources: Company Forecasts per Company Management. 1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. 9 (1)

Preliminary Valuation Perspectives

Trading and Current Bid Summary Sources: FactSet, Company Filings, Company Forecasts per Company Management. Market data as of 1/28/2026. Note: Company Capitalization per Company Management. 1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. 11/9 Bid Low High Price per Share $5.86 $4.87 $6.00 $6.15 % Premium to Unaffected (11/7/25) 20% - 23% 26% Fully Diluted Shares O/S 87 87 87 87 Total Equity Value $511 $426 $523 $536 Plus: Total Debt 1,055 1,055 1,055 1,055 Plus: Minority Interest 4 4 4 4 Less: Cash and Cash Equivalents (77) (77) (77) (77) Total Enterprise Value PRTH $1,493 $1,409 $1,505 $1,518 Premium to Unaffected EV (11/7/25) $1,409 6% - 7% 8% Premiums Analysis (Unaffected) Current Share Price (1/28/2026) $5.86 - (17%) 2% 5% Unaffected Share Price (11/7/25) $4.87 20% - 23% 26% Day Prior to Q3 Earnings (11/5/25) $6.94 (16%) (30%) (14%) (11%) 30-Day VWAP as of 11/7/25 $6.69 (12%) (27%) (10%) (8%) 90-Day VWAP as of 11/7/25 $7.29 (20%) (33%) (18%) (16%) 52-Week High as of 11/7/25 (1/3/25) $12.47 (53%) (61%) (52%) (51%) 52-Week Low as of 11/7/25 (11/7/25) $4.44 32% 10% 35% 39% Multiples Analysis CY25E PF Revenue(1) $970 1.5x 1.5x 1.6x 1.6x CY26E Revenue $1,034 1.4x 1.4x 1.5x 1.5x CY25E PF Adj. EBITDA(1) $238 6.3x 5.9x 6.3x 6.4x CY26E Adj. EBITDA $245 6.1x 5.7x 6.1x 6.2x Current Unaffected ($ in millions) 10

($ in millions, except per share data) Valuation Metrics Operating Metrics Unaffected Price Mkt. Ent. Net Free EV/Revenue EV/EBITDA Revenue Growth Gross Margin EBITDA Margin 11/7/25 1/28/26 Value Value Leverage Float %(1) CY25E CY26E CY25E CY26E CY25E CY26E CY25E CY26E CY25E CY26E PF Prism (Management) $4.87 $5.86 $511 $1,493 4.1x 43% 1.5x 1.4x 6.3x 6.1x 8.5% 6.7% / 8.4% 41% 41% 25% 24% PF Merchant Solutions 4.9% 4.9% / 7.3% 25% 24% 20% 18% PF Treasury Solutions 19.3% 12.1% / 12.4% 93% 92% 83% 81% Payables 13.0% 10.1% 28% 28% 13% 13% Prism (Consensus) $4.87 $5.86 $511 $1,493 4.4x 43% 1.6x 1.5x 6.7x 6.0x 8.4% 7.9% 39% 40% 24% 24% Merchant Solutions Deluxe $20.70 $23.90 $1,127 $2,595 3.4x 100% 1.2x 1.2x 6.1x 6.0x 0.2% 0.7% 53% 54% 20% 20% Fiserv 63.70 64.95 $35,306 $63,554 3.2x 100% 3.2x 3.1x 6.9x 7.2x 3.6% 1.9% 62% 64% 46% 44% Global Payments 76.03 72.01 20,345 32,230 1.9x 100% 2.6x 2.4x 5.5x 5.1x 3.1% 5.3% 54% 56% 47% 48% Paysafe 10.18 6.92 429 2,703 5.3x 60% 1.6x 1.5x 6.3x 5.9x 6.1% 6.5% 56% 56% 25% 25% Repay 3.80 3.52 331 667 2.7x 84% 2.2x 2.0x 5.3x 4.8x (1.8%) 7.1% 75% 76% 41% 42% Shift4 66.15 59.98 5,461 10,418 3.1x 74% 4.5x 4.0x 9.5x 8.4x 11.8% 11.2% 61% 69% 47% 48% Mean 3.3x 86% 2.5x 2.4x 6.6x 6.2x 3.9% 5.5% 60% 62% 38% 38% Median 3.2x 92% 2.4x 2.2x 6.2x 5.9x 3.3% 5.9% 59% 60% 44% 43% Treasury Solutions Repay $3.80 $3.52 $331 $667 2.7x 84% 2.2x 2.0x 5.3x 4.8x (1.8%) 7.1% 75% 76% 41% 42% WEX 145.68 154.68 5,520 9,770 3.8x 100% 3.7x 3.5x 8.8x 8.3x 0.7% 4.2% 59% 58% 42% 43% Mean 3.2x 92% 2.9x 2.8x 7.0x 6.6x (0.5%) 5.7% 67% 67% 42% 42% Median 3.2x 92% 2.9x 2.8x 7.0x 6.6x (0.5%) 5.7% 67% 67% 42% 42% Payables Bill.com $45.59 $46.55 $5,029 $4,601 NM 92% 3.0x 2.7x 17.5x 14.1x 10.8% 10.9% 82% 84% 17% 19% Corpay 276.53 317.64 22,565 28,625 2.7x 100% 6.1x 5.5x 11.7x 10.3x 8.8% 11.5% 75% 78% 52% 53% WEX 145.68 154.68 5,520 9,770 3.8x 100% 3.7x 3.5x 8.8x 8.3x 0.7% 4.2% 59% 58% 42% 43% Mean 3.3x 97% 4.3x 3.9x 12.7x 10.9x 6.8% 8.9% 72% 74% 37% 38% Median 3.3x 100% 3.7x 3.5x 11.7x 10.3x 8.8% 10.9% 75% 78% 42% 43% WholeCo Deluxe $20.70 $23.90 $1,127 $2,595 3.4x 100% 1.2x 1.2x 6.1x 6.0x 0.2% 0.7% 53% 54% 20% 20% Paysafe 10.18 6.92 429 2,703 5.3x 60% 1.6x 1.5x 6.3x 5.9x 6.1% 6.5% 56% 56% 25% 25% Repay 3.80 3.52 331 667 2.7x 84% 2.2x 2.0x 5.3x 4.8x (1.8%) 7.1% 75% 76% 41% 42% Flywire 13.56 13.20 1,792 1,425 NM 100% 2.3x 2.0x 12.0x 9.5x 24.5% 15.3% 62% 61% 19% 21% Payoneer 5.37 6.30 2,434 1,956 NM 84% 1.8x 1.7x 7.2x 6.9x 8.5% 6.2% 84% 83% 26% 25% Paypal 66.22 54.08 52,294 48,842 NM 100% 1.5x 1.4x 6.8x 6.6x 4.6% 5.5% 46% 45% 22% 21% WEX 145.68 154.68 5,520 9,770 3.8x 100% 3.7x 3.5x 8.8x 8.3x 0.7% 4.2% 59% 58% 42% 43% Mean 3.8x 90% 2.0x 1.9x 7.5x 6.8x 6.1% 6.5% 62% 62% 28% 28% Median 3.6x 100% 1.8x 1.7x 6.8x 6.6x 4.6% 6.2% 59% 58% 25% 25% Preliminary Comparable Public Companies Sources: FactSet, Broker Research, Company Management. Market data as of 1/28/2026. Note: Metrics for comparable companies pro forma for historical acquisitions. 1. Free float % defined a common shares outstanding less shareholders greater than 5% of common outstanding and less any additional share classes that do not trade on public markets. 2. Pro forma financials adjusted to include full-year CY25E contribution of Boom, DMS, and Sila Money acquisitions, excluding PF CY25E revenue growth. 3. Segment level EBITDA margin excludes impact of corporate allocations. 4. Excludes pro forma adjustments of full-year CY25E contribution of Boom, DMS, and Sila Money acquisitions. 5. Flywire CY25E and CY26E EV/Revenue multiples calculated using gross revenue. (5) (5) (2) (2) (2) (3) (3) (3) 11 Reference Valuation Metric Selected Range Implied EV Implied Equity Value Share Price 2025 PF Adj. EBITDA $238 5.50x - 7.50x $1,307 - $1,782 $324 - $800 $3.68 - $9.22 2026 Adj. EBITDA $245 5.00x - 7.00x $1,226 - $1,716 $243 - $734 $2.74 - $8.45 (4) (4) (4)

Illustrative Sum of the Parts Analysis: Public Comparables Sources: FactSet, Company Forecasts per Company Management. Market data as of 1/28/2026. 1. Corporate allocations distributed across segments based on relative percentage of EBITDA contribution. Select Relevant Public Comparables 2026 PF 2025 ($ in mm, except per share) Low High Low High Merchant Solutions Adj. EBITDA $127 $129 Adj. EBITDA (incl. Corporate Allocations(1)) $92 $96 Adj. EBITDA Multiple 5.0x 6.0x 5.3x 6.3x Enterprise Value $461 $553 $501 $597 Treasury Solutions Adj. EBITDA $196 $178 Adj. EBITDA (incl. Corporate Allocations(1)) $148 $132 Adj. EBITDA Multiple 5.0x 7.5x 5.5x 8.0x Enterprise Value $739 $1,108 $727 $1,057 Payables Adj. EBITDA $15 $14 Adj. EBITDA (incl. Corporate Allocations(1)) $11 $10 Adj. EBITDA Multiple 10.5x 14.0x 12.0x 17.0x Enterprise Value $113 $150 $120 $170 Total Enterprise Value $1,312 $1,811 $1,348 $1,824 (-) Net Debt & Minority Interest ($983) Equity Value $330 $829 $366 $841 Price Per Share $3.74 $9.55 $4.16 $9.70 Premium to Current (36%) 63% (29%) 66% Implied EBITDA Multiples SOTP Total 5.4x 7.4x 5.7x 7.7x 12

Preliminary Selected Comparable Transactions Sources: FactSet, Company Filings, Company Forecasts per Company Management, Broker Research, Media Publications. 1. Reflects Paytech Index EV/NTM median as of announced date. 2. Reflects Public Comparables EV/NTM median as of announced date. 3 . GTCR/Worldpay EV excludes contingent consideration; EBITDA inclusive of estimated dis-synergies and previously unallocated corporate and other costs, per FIS disclosure. 4. Per Company management. 5. Pro Forma financials adjusted to include full-year CY25E contribution of Boom, DMS, and Sila Money acquisitions. ($ in millions) EV Multiple EV / NTM EV / NTM Announced Enterprise EBITDA EBITDA EBITDA NTM / LTM EBITDA Margin Date Acquiror Target Value LTM NTM Paytech Median Comps Median Rev. Growth LTM NTM Aug 2025 Western Union International Money Express $465 4.0x 4.3x 10.3x 7.2x 2% 18% 17% May 2025 TPG / Corpay AvidXchange $1,901 22.5x 18.4x 11.0x 7.7x 9% 19% 22% Apr 2025 GPN Worldpay $24,250 NA 10.8x 11.1x 7.2x 6% NA 41% Jan 2025 Paychex Paycor $4,106 16.6x 15.9x 12.7x 11.1x 10% 35% 33% Apr 2024 Advent Nuvei $6,127 14.0x 12.6x 11.5x 9.0x 17% 37% 35% Jul 2023 GTCR Worldpay $17,500 9.8x 9.5x 9.6x 8.5x 3% 38% 38% Jan 2023 Nuvei Paya $1,352 18.9x 16.6x 11.0x 9.6x 11% 26% 27% Aug 2022 GPN EVO Payments $4,133 21.4x 19.2x 11.5x 11.0x 10% 36% 37% Aug 2022 Searchlight Capital Partners Netspend $1,000 4.8x 3.7x 11.5x 11.0x 6% 33% 40% Feb 2022 Madison Dearborn MoneyGram $1,826 8.1x 8.1x 12.7x 12.7x 5% 18% 17% Dec 2021 Thoma Bravo Bottomline $2,633 27.1x 23.4x 12.5x 12.0x 11% 20% 20% Apr 2021 Deluxe First American Payments Systems $960 15.6x NA 17.6x 17.6x NA 21% NA Mar 2021 Prism Finxera $425 7.9x 7.9x 16.9x 17.6x 7% 75% 70% Reference PF Prism (Management) 7% 25% 24% Mean 14.2x 12.5x 8% 31% 33% Median 14.8x 11.7x 8% 29% 34% Operating and Valuation Metrics 13 (3) (4) (1) (5) Reference Valuation Metric Selected Range Implied EV Implied Equity Value Share Price LTM PF Adj. EBITDA $238 7.00x - 10.00x $1,663 - $2,376 $681 - $1,394 $7.84 - $16.10 NTM Adj. EBITDA $245 6.50x - 9.50x $1,594 - $2,329 $611 - $1,347 $7.03 - $15.55 (2)

For the Period Ending, LTM 12/31/2025 12/31/2026 12/31/2027 12/31/2028 12/31/2029 12/31/2030 Terminal '23 - '25 CAGR '25 - '30 CAGR Revenue $954 $1,034 $1,116 $1,183 $1,245 $1,305 $1,305 12.4% 6.5% % Growth - 8% 8% 6% 5% 5% Adj. EBITDA (Unburdened by SBC) $224 $245 $267 $282 $294 $305 $305 15.5% 6.3% % Margin 24% 24% 24% 24% 24% 23% 23% Less: Stock-Based Compensation (10) (8) (10) (12) (12) (12) (12) Less: Depreciation & Amortization (61) (73) (66) (57) (54) (51) (28) EBIT $153 $164 $191 $213 $228 $242 $265 28.3% 9.5% Less: Taxes (@ 26.0%) (43) (50) (55) (59) (63) (69) '26 - '30 Unlevered Net Income $121 $142 $157 $168 $179 $196 10.2% % Growth 7% 17% 11% 7% 6% 9% Plus: Depreciation & Amortization $73 $66 $57 $54 $51 $28 Memo: Additions to Property, Equipment & Software (23) (25) (26) (28) (28) (28) Memo: Acquisitions of Assets & Other Investing Activities - - - - - - Less: Capital Expenditures (23) (25) (26) (28) (28) (28) Less: Change in Working Capital (3) (2) (1) (1) (1) (1) Less: Acquisitions of Businesses (4) - - - - - Less: Payment of Contingent Consideration (22) (18) (4) - - - Unlevered Free Cash Flow $142 $162 $182 $194 $201 $195 9.0% Cumulative Unlevered Free Cash Flow $142 $304 $487 $680 $881 Implied EV Calculation Implied EV Calculation – Terminal LTM Adj. EBITDA Multiple Preliminary Implied Share Price Sensitivity Analysis NPV of Terminal Value $1,143 (+) Sum of Present Value of FCF 652 Enterprise Value $1,795 (-) Debt (1,055) (-) Minority Interest (4) (+) Cash 77 Equity Value $812 Fully Diluted Shares Outstanding 87 Implied Share Price $9.36 Preliminary Implied Perpetuity Growth Rate Sensitivity Analysis Preliminary Discounted Cash Flow Terminal LTM EBITDA Multiple 6.0x 6.5x 7.0x 7.5x 10.5% $9.33 $10.41 $11.48 $12.55 11.5% $8.59 $9.62 $10.64 $11.67 12.5% $7.89 $8.87 $9.85 $10.83 13.5% $7.22 $8.16 $9.10 $10.03 14.0% $6.89 $7.81 $8.73 $9.65 Discount Rate Preliminary Discounted Cash Flow Analysis Company Forecasts, Excluding NOL Impact Source: Company Forecasts per Company Management. Note: Does not include impact of NOLs. Based on fully diluted shares outstanding per Company Management. 1. Terminal year represents 2030 figures and normalized capital expenditures and depreciation & amortization expense. 14 (1) Terminal LTM EBITDA Multiple 6.0x 6.5x 7.0x 7.5x 10.5% (0.6%) 0.2% 0.8% 1.4% 11.5% 0.2% 1.0% 1.7% 2.3% 12.5% 1.1% 1.9% 2.6% 3.2% 13.5% 2.0% 2.8% 3.5% 4.1% 14.0% 2.4% 3.2% 3.9% 4.5% Discount Rate

Terminal LTM EBITDA Multiple 6.0x 6.5x 7.0x 7.5x 10.5% $9.40 $10.47 $11.54 $12.62 11.5% $8.65 $9.68 $10.71 $11.73 12.5% $7.95 $8.93 $9.91 $10.89 13.5% $7.27 $8.21 $9.15 $10.09 14.0% $6.95 $7.87 $8.79 $9.70 Discount Rate Preliminary Discounted Cash Flow Analysis Company Forecasts + NOLs Sources: Company Forecasts per Company Management. Note: Debt and cash balance per Company Management. Valuation date as of 12/31/2025. Assumes mid-year discounting except for terminal value which is discounted using end-of-period discounting methodology. 15 DCF Value per Share (excl. NOLs) DCF NOL Value per Share DCF Value per Share Incl. NOL Impact Terminal LTM EBITDA Multiple 6.0x 6.5x 7.0x 7.5x 10.5% $9.33 $10.41 $11.48 $12.55 11.5% $8.59 $9.62 $10.64 $11.67 12.5% $7.89 $8.87 $9.85 $10.83 13.5% $7.22 $8.16 $9.10 $10.03 14.0% $6.89 $7.81 $8.73 $9.65 Discount Rate PV of NOLs Share Price 10.5% $0.06 11.5% $0.06 12.5% $0.06 13.5% $0.06 14.0% $0.05 Discount Rate

Illustrative Pro Forma Cap Table Illustrative Ability to Pay Key Assumptions Sources of Funds $ % BS Cash 77 4% 1LTL 1,070 59% New Sponsor Equity 666 37% Total Sources of Funds $1,812 100% Uses of Funds $ % Equity Purchase Price $662 37% Refinance Existing Debt 1,055 58% Cash to Balance Sheet 50 3% Other Illustrative Expenses 45 2% Total Uses of Funds $1,812 100% Status Quo Txn Pro Forma 2025E Adj. 2025E Cash & Cash Equivalents $77 ($27) $50 Existing Debt $1,055 ($1,055) − 1LTL − 1,070 1,070 Total Debt $1,055 $15 $1,070 Net Debt $979 $1,020 New Sponsor Equity − 666 666 Total Capitalization $1,055 $680 $1,736 Credit Statistics Total Debt / 2025E PF Adj. EBITDA 4.4x 4.5x Net Debt / 2025E PF Adj. EBITDA 4.1x 4.3x Target IRR 20.0% 21.3% 22.5% 23.8% 25.0% 6.0x $6.97 $6.62 $6.28 $5.97 $5.68 6.5x $7.68 $7.29 $6.92 $6.58 $6.25 7.0x $8.38 $7.96 $7.56 $7.18 $6.83 7.5x $9.09 $8.63 $8.19 $7.78 $7.40 LTM Adj. EBITDA Exit Multiple Illustrative Sources & Uses Based on Company Forecasts through 2030E 6.9x implied 2025E LTM Pro Forma Adj. EBITDA Multiple on $238mm PF Adj. EBITDA Preliminary financing with: – 4.5x 2025E Pro Forma LTM Adj. EBITDA, consisting of new debt of ~$1,070mm (S+325, 99.5 OID) – Balance sheet cash and equivalents of $77mm Implied $662mm equity contribution – At this implied price per share, Thomas Priore's stake is valued at ~$354mm(1) Assumes minimum cash of $50mm, interest on cash at 4.81% Illustrative Leveraged Buyout Return Analysis Source: Company Forecasts per Company Management. Market data as of 1/28/2026. 1. Based on Thomas Priore's publicly filed shares outstanding, as of 11/9/2025 13D filing, excluding the impact of potential additional options, RSUs and PSUs owned by Thomas Priore. 16

Price Per Share Notes Preliminary Comparable Companies: 5.5x – 7.5x Company Forecasts 2025E PF Adj. EBITDA of $238mm 5.0x – 7.0x Company Forecasts 2026E Adj. EBITDA of $245mm SOTP represents full range implied by 2025 and 2026 multiples applied to each segment Premiums: Premium to unaffected price of 25% – 65% Premium to 30-Day VWAP as of unaffected date of 25% – 60% Preliminary Precedent Transactions: 7.0x – 10.0x LTM Company Forecasts PF EBITDA of $238mm 6.5 – 9.5x NTM Company Forecasts EBITDA of $245mm Valuation Methodology Reference Only Preliminary Prism Valuation Summary Preliminary DCF Analysis: 10.5% - 14.0% WACC 6.0x - 7.5x Terminal EV / LTM Adj. EBITDA Multiple Includes impact of NOLs Premiums Recent Trading Precedent Transactions Comparable Companies Source(s): Company Forecasts per Company Management, FactSet, Bloomberg, Broker Research. Market data as of 1/28/2026. Based on fully diluted shares outstanding. 1. LTM as of unaffected date, 11/7/2025. Illustrative 5-Year LBO Analysis: 6.0x - 7.5x LTM PF Adj. EBITDA Exit Multiple 20% - 25% Target IRR 4.5x LTM PF Adj. EBITDA leverage Illustrative 5-Year LBO Current Price (1/28/26): $5.86 Unaffected Close (11/7/25): $4.87 Preliminary 5-Year DCF 17 Analyst Price Targets Bid Range (11/9/25): $6.00 – 6.15 (1) $3.68 $2.74 $3.74 $7.03 $6.95 $5.68 $6.00 $4.44 $6.09 $8.36 $9.22 $8.45 $9.70 $16.10 $12.62 $9.09 $13.00 $12.47 $8.04 $10.70 $0 $5 $10 $15 $20 EV / 2025E PF Adj. EBITDA EV / 2026E Adj. EBITDA Preliminary SOTP LTM Trading Range 1-Day Unaffected 30-Day VWAP to Unaffected

Analysis at Various Prices Sources: FactSet, Company Filings, Company Forecasts per Company Management. Market data as of 1/28/2026. Note: Company Capitalization per Company Management. 1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. Analysis at Various Prices 11/9 Bid Low High Price per Share $5.86 $4.87 $6.00 $6.15 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 % Premium to Unaffected (11/7/25) 20% - 23% 26% 44% 64% 85% 105% 126% 146% 167% 187% 208% 229% 249% 270% 290% 311% Fully Diluted Shares O/S 87 87 87 87 87 87 87 87 87 87 87 87 87 87 87 87 87 86 Total Equity Value $511 $426 $523 $536 $609 $695 $781 $867 $954 $1,040 $1,126 $1,212 $1,299 $1,385 $1,471 $1,557 $1,644 $1,730 Plus: Total Debt 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 1,055 Plus: Minority Interest 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 Less: Cash and Cash Equivalents (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) (77) Total Enterprise Value PRTH $1,493 $1,409 $1,505 $1,518 $1,591 $1,677 $1,764 $1,850 $1,936 $2,022 $2,109 $2,195 $2,281 $2,367 $2,454 $2,540 $2,626 $2,712 Premium to Unaffected EV (11/7/25) $1,409 6% - 7% 8% 13% 19% 25% 31% 37% 44% 50% 56% 62% 68% 74% 80% 86% 93% Premiums Analysis (Unaffected) Current Share Price (1/28/2026) $5.86 - (17%) 2% 5% 19% 37% 54% 71% 88% 105% 122% 139% 156% 173% 190% 207% 224% 241% Unaffected Share Price (11/7/25) $4.87 20% - 23% 26% 44% 64% 85% 105% 126% 146% 167% 187% 208% 229% 249% 270% 290% 311% Day Prior to Q3 Earnings (11/5/25) $6.94 (16%) (30%) (14%) (11%) 1% 15% 30% 44% 59% 73% 87% 102% 116% 131% 145% 159% 174% 188% 30-Day VWAP as of 11/7/25 $6.69 (12%) (27%) (10%) (8%) 5% 20% 35% 50% 65% 79% 94% 109% 124% 139% 154% 169% 184% 199% 90-Day VWAP as of 11/7/25 $7.29 (20%) (33%) (18%) (16%) (4%) 10% 23% 37% 51% 65% 78% 92% 106% 120% 133% 147% 161% 174% 52-Week High as of 11/7/25 (1/3/25) $12.47 (53%) (61%) (52%) (51%) (44%) (36%) (28%) (20%) (12%) (4%) 4% 12% 20% 28% 36% 44% 52% 60% 52-Week Low as of 11/7/25 (11/7/25) $4.44 32% 10% 35% 39% 58% 80% 103% 125% 148% 170% 193% 215% 238% 260% 283% 305% 328% 350% Multiples Analysis CY25E PF Revenue(1) $970 1.5x 1.5x 1.6x 1.6x 1.6x 1.7x 1.8x 1.9x 2.0x 2.1x 2.2x 2.3x 2.4x 2.4x 2.5x 2.6x 2.7x 2.8x CY26E Revenue $1,034 1.4x 1.4x 1.5x 1.5x 1.5x 1.6x 1.7x 1.8x 1.9x 2.0x 2.0x 2.1x 2.2x 2.3x 2.4x 2.5x 2.5x 2.6x CY25E PF Adj. EBITDA(1) $238 6.3x 5.9x 6.3x 6.4x 6.7x 7.1x 7.4x 7.8x 8.1x 8.5x 8.9x 9.2x 9.6x 10.0x 10.3x 10.7x 11.1x 11.4x CY26E Adj. EBITDA $245 6.1x 5.7x 6.1x 6.2x 6.5x 6.8x 7.2x 7.5x 7.9x 8.2x 8.6x 9.0x 9.3x 9.7x 10.0x 10.4x 10.7x 11.1x Current Unaffected Transaction Stock Price of: ($ in millions) 18

Appendix

Research Analysts Price Targets Summary Source: FactSet, Wall Street Research. Market data as of 1/28/2026. 1. Price targets and valuation multiples as of latest publicly available research reports. 2. Following announcement of take-private bid, lowered price target from $10.00 to $6.00. Price Targets and Valuation Multiples(1) Broker Outlook Last Twelve Months Analyst Date Valuation Methodology Price Target Pre-Bid Broker A(2) 11/10/2025 ~0.6x EV / '26E EBITDA / Growth (SBC-burdened) Broker B 11/6/2025 ~8.0x EV / '26E Adj. EBITDA Broker C 11/6/2025 ~8.0x '26E P/E Broker D 11/6/2025 ~6.8x EV / '26 EBITDA & ~8.0x P/E Broker E 11/6/2025 ~7.0x EV / '26E EBITDA $6.00 $13.00 $11.00 $10.00 $11.00 Average PT: $10.20 Buy Hold Current Price: $6.03 Pre-Bid PT: $10.00(2) 19 $10.20 $5.86

Preliminary Segment Detail ($ in millions) CAGR CAGR 2023A 2024A 2025E PF 2025E(1) 2026E 2027E 2028E 2029E 2030E '23A - '26E '26E - '30E Total Revenue $756 $880 $954 $970 $1,034 $1,116 $1,183 $1,245 $1,305 11% 6% Merchant Solutions 583 614 644 659 691 733 772 807 842 6% 5% % Growth 5% 5% 7% 6% 5% 5% 4% % PF Growth (1) 5% Payables 41 89 101 101 111 120 130 139 147 39% 7% % Growth 117% 13% 10% 9% 8% 7% 6% Treasury Solutions 133 180 215 216 242 272 293 311 328 22% 8% % Growth 36% 19% 12% 13% 8% 6% 6% % PF Growth (1) 12% Corporate Allocations (1) (3) (5) (5) (9) (10) (11) (11) (12) Total Gross Profit $275 $328 $374 $396 $420 $456 $482 $506 $528 15% 6% Merchant Solutions 137 135 145 167 168 177 183 190 196 7% 4% % Growth (1%) 7% 16% 5% 4% 3% 3% % PF Growth (1) 1% % Margin 23% 22% 22% 25% 24% 24% 24% 24% 23% % of Total (excl. Corporate Allocations) 50% 41% 39% 42% 40% 39% 38% 38% 37% Payables 15 24 28 28 31 33 35 37 39 28% 6% % Growth 68% 15% 9% 7% 6% 6% 6% % Margin 35% 27% 28% 28% 28% 27% 27% 27% 27% % of Total (excl. Corporate Allocations) 5% 7% 8% 7% 7% 7% 7% 7% 7% Treasury Solutions 124 169 201 201 222 247 264 279 292 21% 7% % Growth 36% 19% 10% 11% 7% 6% 5% % PF Growth (1) 10% % Margin 94% 93% 94% 93% 92% 91% 90% 90% 89% % of Total (excl. Corporate Allocations) 45% 51% 54% 51% 53% 54% 55% 55% 55% Corporate Allocations (0) (0) (0) (0) (0) (0) (0) (0) (0) Total Adj. EBITDA $168 $204 $224 $238 $245 $267 $282 $294 $305 13% 6% Merchant Solutions 109 109 112 129 127 133 139 143 148 5% 4% % Growth (0%) 3% 13% 5% 4% 3% 3% % PF Growth (1) (2%) % Margin 19% 18% 17% 20% 18% 18% 18% 18% 18% % of Total (excl. Corporate Allocations) 49% 40% 37% 40% 38% 36% 36% 35% 35% Payables 2 8 14 14 15 16 18 19 20 87% 8% % Growth 238% 78% 9% 10% 8% 7% 7% % Margin 5% 9% 13% 13% 13% 13% 14% 14% 14% % of Total (excl. Corporate Allocations) 1% 3% 4% 4% 4% 4% 5% 5% 5% Treasury Solutions 111 155 182 178 196 217 232 244 255 21% 7% % Growth 39% 17% 8% 11% 7% 5% 5% % PF Growth (1) 10% % Margin 84% 86% 84% 83% 81% 80% 79% 78% 78% % of Total (excl. Corporate Allocations) 50% 57% 59% 56% 58% 59% 60% 60% 60% Corporate Allocations (54) (67) (83) (83) (93) (100) (106) (112) (118) Company Forecasts – Segment Detail Source: Company Forecasts per Company Management.1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. 20

Source: Company Forecasts per Company Management. Revenue, Gross Profit and EBITDA % of total, growth and margins exclude corporate allocations. Total $ Revenue, Gross Profit, and EBITDA amounts net of corporate allocations. 1. 2025E Pro Forma financials adjusted to include full-year contribution of Boom, DMS, and Sila Money acquisitions. Financial Breakdown by Segment Revenue ($ in millions) Adjusted EBITDA 21 Gross Profit 2023A 2024A 2025E PF 2025E(1) 2026E 2027E 77% 18% 5% 70% 20% 10% 67% 22% 11% 68% 22% 10% 66% 23% 11% 50% 45% 5% 41% 51% 8% 39% 54% 7% 42% 51% 7% 40% 53% 7% 49% 50% 1% 40% 57% 3% 37% 59% 4% 40% 56% 4% 38% 58% 4% % Margin: % Margin: % Growth: 5% 117% 36% 5% 13% 19% 7% 10% 12% 6% 9% 13% 22% 27% 93% 22% 28% 94% 25% 28% 93% 24% 27% 91% 18% 9% 86% 17% 13% 84% 20% 13% 83% 18% 13% 81% 23% 35% 94% 19% 5% 84% $954 $970 $1,034 $756 $880 $374 $396 $420 $275 $328 $224 $238 $245 $168 $204 = Merchant Solutions = Payables = Treasury Solutions % Growth: (1%) 68% 36% 7% 15% 19% 5% 7% 11% 24% 28% 92% 16% 9% 10% 65% 24% 11% 39% 54% 7% 36% 59% 5% $1,116 $456 $267 18% 13% 80% 5% 12% % PF Growth: 1% 10% % PF Growth:

Source: Company filings, Company information, Bloomberg. Market data as of 1/28/2026. Note: As of 9/30/2025, as of latest public filing. Delayed Draw Term Loan currently callable at 102. 1. Subject to a 0.50% SOFR floor. 2. Subject to a 2.0% SOFR floor. Prism Technology Holdings Capitalization (as of Q3'25) Detailed Capitalization & Credit Statistics LTM % Issue Issue Spread / Next Call Pricing as of 1/28/2026 ($ in millions) 9/30/2025 Cap. Amount Date Maturity Ratings Coupon Date Price Price YTW YTW Date Cash and Cash Equivalents $57 Revolving Credit Facility - - 100 7/31/2025 7/31/2030 B1 / B S+350 (1) -- - - - Term Loan B 1,000 66.5% 1,000 7/31/2025 7/31/2032 B1 / B S+375 (1) Prepayable at par 97.875 7.836% - Delayed Draw Term Loan 24 1.6% 50 8/15/2025 8/18/2031 B1 / B S+625 (2) 8/15/2027 101.000 - - - Total Debt 1,024 68.1% Market Capitalization 480 31.9% Total Capitalization 1,504 100.0% Select Financials and Credit Statistics Select LTM Credit Statistics Ratings Profile Total Debt / Adjusted EBITDA 4.7x Moody's S&P Total Net Debt / Adjusted EBITDA 4.5x Corporate B1 B Adj. EBITDA / Interest Expense 2.4x Senior Secured B1 B (Adj. EBITDA - Capex) / Interest Expense 2.1x Outlook Stable Positive Last Rating Action 3/26/2025 7/7/2025 22

($ in millions) Beginning Tax Effected Balance 2026E 2027E 2028E 2029E 2030E Remaining Balance Federal $6.26 $0.11 $0.11 $0.11 $0.11 $0.11 Federal $5.73 California 0.42 - 0.42 - - - Non-Federal 7.21 Georgia 0.45 0.09 0.09 0.09 0.09 0.09 Total $12.94 Tennessee 0.28 - - - - - Other Misc PRTH States 0.10 - - - - - Other Misc Sila States 1.54 - - - - - Canada 5.29 - - - - - Tax Effected Benefit of NOLs $14.34 $0.19 $0.62 $0.19 $0.19 $0.19 PV of NOL Savings 0.18 0.52 0.15 0.13 0.11 Aggregate PV of NOL Savings $0.2 $0.7 $0.8 $1.0 $1.1 Preliminary Present Value of NOLs EV and Share Price Impact Sensitivities Preliminary Prism NOLs Valuation Source: Company Forecasts per Company Management. 1. Non-federal include NOLs with jurisdictions California, Georgia, Tennessee, Canada, and others states. 23 Remaining Balance $5.731 Annual Tax-Effected Utilization 0.042 Perpetuity Growth Rate 0.0% FV of NOLs 0.3360 PV of NOLs $0.198 NOLs Utilization 2026E – 2030E Federal NOL Balances Post- 2030 Non-Federal NOL Balances Post- 2030 Remaining Balance $7.212 PV of NOLs $3.773 EV Share Price 10.5% $1.2mm 10.5% $0.06 11.5% $1.1mm 11.5% $0.06 12.5% $1.1mm 12.5% $0.06 13.5% $1.1mm 13.5% $0.06 14.0% $1.1mm 14.0% $0.05 WACC WACC Assumes entire remaining balance of non- federal NOLs used in the year following 2030 A B C A B C (1)

Source: FactSet, Company Filings. Data as of 1/28/2026. Based on 33 transactions with the majority owner buying the rest of the minority ownership across the technology sector since 2018. Controlling shareholders taking companies private 24 Preliminary Deal Premia Precedents 27% 46% 64% First Quartile Median Third Quartile Final Offer Premium to Unaffected Share Price No. of Deals: 33 Final Offer Premium to Unaffected 30-Day VWAP 27% 41% 61% First Quartile Median Third Quartile No. of Deals: 33

Sources: FactSet, Company Filings, Press Releases. Data as of 1/28/2026. Based on 33 transactions with the majority owner buying the rest of the minority ownership across the technology sector since 2018. Preliminary Premiums Paid for Precedent Majority Owner Acquisitions 25 Announced Target Acquiror Premium to Unaffected 30 Day VWAP (as of Unaffected) December 2025 Vivotek Delta Electronics 17% 19% November 2025 Canon Electronics Canon 34% 32% October 2025 SCSK Corp Sumitomo Corporation 34% 25% June 2025 TELUS Digital TELUS Corp 52% 63% May 2025 NTT Data Group Corp Nippon Telegraph & Telephone Corp 32% 57% December 2024 Pentamaster International Pentamaster Corp 34% 44% November 2024 Aspen Technology Emerson Electric 49% 26% October 2024 NEC Networks & System Integration Corp. NEC Corp. 23% 17% August 2024 Silverlake Axis E2I Ltd. 20% 30% August 2024 Thoughtworks Apax Partners 254% 48% April 2024 Epsilon Net SA CEO & Co-Founder / General Atlantic / National Bank of Greece 19% 22% April 2024 Endeavor Group Silver Lake Partners 55% 38% January 2024 Byggfakta Group Macquarie / Stirling Square Capital Partners / TA Associates 31% NA January 2024 TDCX CEO & Founder 49% 39% December 2023 Software AG Silver Lake Partners 63% 62% February 2024 HireRight General Atlantic / Stone Point 43% 47% August 2023 SUSE SA EQT Partners 58% 48% January 2023 Kanematsu Electronics & Materials Corp Kanematsu Corp 69% 65% June 2022 Convey Health Solutions TPG Capital 149% 99% December 2021 Razer Inc. CEO / Non-Executive Director / CVC 10% 37% July 2021 AKKA Technologies Adecco Group 115% 108% May 2020 ARRK Corp. Mitsui Chemicals 11% 29% April 2020 Elec & Eltek International Elec & Eltek Holdings / Kingboard Holdings 99% 63% February 2020 Yamaha Motor Robotics Holdings Yamaha Motor Co. 47% 31% January 2020 Hitachi High-Technologies Corp Hitachi 68% 71% November 2019 AVX Corp Kyocera Corp 45% 26% November 2019 Line Corp Softbank Group / Naver Corp 17% 27% November 2019 NuFlare Technology Toshiba Electronics 46% 44% September 2019 Changyou Sohu 82% 57% January 2019 VeriServe Corp SCSK Corp (Sumitomo Corporation) 44% 43% January 2019 Tessi SA Pixel Holding 46% 38% June 2018 HAECO (Hong Kong Aircraft Engineering Co.) Swire Pacific 64% 64% May 2018 New Japan Radio Nisshinbo Holdings 15% 21% 1st Quartile 27% 27% Mean 54% 45% Median 46% 41% 3rd Quartile 64% 61%

Sources: Company press release, FactSet, Wall Street Research. Finxera Acquisition Reaction Share Price Performance Around Finxera Acquisition (Share Price, USD$) Announcement Highlights & Commentary Wall Street Broker Reactions $0 $2 $4 $6 $8 $10 $12 Nov-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 3/8/21 Finxera Acquisition Announced 9/17/21 Finxera Acquisition Completed "Our combined platform will be equipped to take and make payments whether on card, ACH, or even blockchain, and manage all aspects of payment operations like onboarding, risk, compliance, and client service for our clients. Together we will be a one stop-shop for payments and virtual bank account management that today's merchants and modern software companies are seeking in order to manage and monetize their payment networks." - Tom Priore, CEO of Prism Prism acquired Finxera for an enterprise value of $425mm, or 7.9x 2020 EBITDA of $54mm (excluding synergies) – $375mm cash consideration and $50mm of PRTH common stock Deal was immediately accretive to EBITDA and EPS "Combining with Priority accelerates our original vision to be a disruptive technology in the convergence of payments and banking as a service...We have been hugely impressed with the breadth of Priority's payments platform, operations, and strategic vision since integrating with the Priority MX platform last year. We look forward to the further combination of the BaaS technology and operations." - Sanjoy Goyle, Founder and CEO of Finxera "Finxera's technology enables quick integration of banking services into business applications to establish and manage bank accounts. After the deal closing PRTH expects to be able to offer merchants a one stop shop for customers with product offerings of merchant services, payment facilitation, card issuing, virtual banking and e-wallet tools." - Broker D "Alongside this acquisition, PRTH will refinance its debt, improving the balance sheet and reducing interest costs ~225 bps. This synergistic acquisition provides multiple cross selling opportunities and transforms the company's platform, in our view." - Broker F 26

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